Exhibit 32.1

Certification Pursuant To 18 U.S.C. Section 1350 By The Principal Executive Officer, As Adopted Pursuant To Section 906 Of The Sarbanes-Oxley Act Of 2002.

I, Mark A. Nesci, Chief Executive Officer of Burlington Coat Factory Investments Holdings, Inc. (the “Company”), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

1.
The Quarterly Report on Form 10-Q of the Company for the quarterly period ended December 2, 2006 (the “Report”) fully complies with the requirements of Section 13(a) and 15(d) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78m); and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

January 16, 2007

/s/ Mark A. Nesci
Mark A. Nesci
President and Principal Executive Officer